SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the Registrant |_|

Filed by a party other than the Registrant

         Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       REAL ESTATE ASSOCIATES LIMITED III

                (Name of Registrant as Specified in Its Charter)

                             BOND PURCHASE, L.L.C.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:


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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4) Proposed maximum aggregate value of transaction:

         (5) Total Fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

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         (4) Date filed:

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                              Bond Purchase, L.L.C.
                                 104 Armour Road
                        North Kansas City, Missouri 64116


                                  May 25, 2001

                         WHO IS BOND PURCHASE, L.L.C.?

Dear Fellow Limited Partner:

   Many limited partners in Real Estate Associates Limited III (The "Partnership") have asked, "Who is Bond Purchase, L.L.C. and David L. Johnson, and why should I vote for Bond Purchase, L.L.C., to remove NAPICO as general partner of the Partnership?"

   Bond Purchase, L.L.C., is a Missouri limited liability company of which Mr. Johnson is a majority member. Mr. Johnson is also the Chairman, Chief Executive Officer and a member of the board of trustees of Maxus Reality Trust, Inc., a publicly traded real estate investment trust (NASDAQ symbol:MRTI). He is also President of Maxus Capital Corp., the general partner of Maxus Real Property Investors-Four, L.P., a publicly reporting limited partnership similar to the Partnership and Chairman, Chief Executive Officer and a majority shareholder of Maxus Properties, Inc., which specializes in commercial property management for affiliates. Mr. Johnson has a proven track record in the management of real estate companies.

   In an attempt to disparage Bond Purchase and Mr. Johnson, NAPICO has claimed that Bond Purchase has acquired interests in real estate companies with the view to replacing management and liquidating assets of the real estate companies. NAPICO statements relate to a lawsuit involving Bond Purchase and its affiliates in which Bond Purchase and its affiliates gained control of the management of Nooney Realty Trust, Inc. (later renamed Maxus Realty Trust, Inc.) (the "Trust") in November 1999. Since gaining control of the Trust, affiliates of Bond Purchase and the new management of the Trust have:

   - reinstated a quarterly dividend of $.16 in May 2000, (after it had been suspended for the prior two years);

   - increased the quarterly dividend to $.20 in May of 2001;

   - reduced management fees by at least 10%;

   - reduced Trustee fees by at least 10%; and

   - liquidated one of the Trust's assets (resulting in the increased quarterly dividend).

   Other parties are entitled to their opinions; however, we feel we have liberated the Trust from ineffective management and benefited the Trust's shareholders, which is a situation we hope to duplicate with Real Estate Associates Limited III.

           We stand by our record of liberating value for unitholders.

     Bond Purchase was also successful in replacing the management of Nooney Real Property Investors-Four, L.P. (later renamed Maxus Real Property
Investors-Four, L.P.) in November 1999. After replacing the management of its general partner with its affiliates, the new management was successful in negotiating a sale of one of its real estate properties to an unaffiliated third party in May 2000 for $5,100,000. The previous management of this partnership had attempted to sell the same property to an affiliate of the then-management of the partnership for $3,400,000 in January 1999. We hope to duplicate this type of success for our Partnership.

           We stand by our record of liberating value for unitholders.

     Our position is clear, with your support, as the single largest minority unitholder in Real Estate Associates Limited III, we hope to replace current management. We also anticipate causing the new general partner to liquidate the Partnership after a careful review of the books and records of the Partnership - documents we have been denied access to by NAPICO as late as May 24, 2001. Is NAPICO hiding something?

                          NAPICO'S RETALIATORY LAWSUIT

   NAPICO's lawsuit against Mr. Johnson and others, initiated on September 1, 2000, is baseless and without merit. We are vigorously defending ourselves against NAPICO'S retaliatory lawsuit.

                     -------------------------------------

                We urge you to reject NAPICO and the status quo.
      Please cast your vote on the BLUE consent form and vote FOR a change.

                         [X] Vote FOR proposal number 1
                         [X] Vote FOR proposal number 2

   Regardless of the number of units you hold, your vote is very important. We are receiving overwhelming support from your fellow limited partners who have voted. However, we still need your vote. Please take this opportunity to mark, sign, date and return the enclosed BLUE consent form in the postage paid return envelope. Alternatively, you may fax your consent form toll free to 1.866.470.4300.

This letter is being mailed to limited partners on or about May 25, 2001.

Thank you for your continued support.


                                                Very Truly Yours,

                                                Bond Purchase, L.L.C.

                         [ENVELOPE INSERT ON PINK STOCK]

                       HOW HAS YOUR INVESTMENT PREFORMED?


                       REAL ESTATE ASSOCIATES LIMITED III

   Unit cost in 1981:..............................................$5,000.00
   -------------------------------------------------------------------------

   Cash returns, 1981 - 1998:..........................................$0.00

   Limited partnership cash on the sale
   of 22  Partnership  assets  sold to a
   NAPICO affiliate, 1981 - 1998:..................................$1,201.00

   Estimated value of cash on hand that
   has been held since 1998:......................................~$1,000.00

   Current returns, 1999 - present:....................................$0.00

   Current estimated value:...........................................+$?.??

   Your tax savings:..................................................+$?.??
      (less cash on hand)

   Additional cost of professional services
   For K1 Tax reporting:..............................................-$?.??
                                                                      ------

   Return on your investment after 20 years:......................~$2,201.00*

             *Based on our review of publicly-filed documents.

   $5,000 in a bank @ 4.00% for 20 years:..........................10,955.62

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|                             ---- IMPORTANT ----                              |
|                                                                              |
|     Please be sure to mark, sign, date and return your BLUE consent form.    |
|        We urge you not to sign any consent card which is sent to you         |
|            by Real Estate Associates Limited III. If you execute a           |
|              white consent card it will invalidate your consent              |
|                        to remove the general partners.                       |
|                                                                              |
|                 WE URGE YOU NOT TO SIGN A WHITE CONSENT CARD.                |
|                                                                              |
|    If you have questions or need assistance in voting your units, please     |
|          contact N.S. Taylor & Associates, Inc. who is assisting us          |
|                               with this matter:                              |
|                                                                              |
|                        N.S. Taylor & Associates, Inc.                        |
|                                                                              |
|                                1.800.711.8662                                |
|                                                                              |
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